Annual Report
GROWTH &
INCOME
FUND

DECEMBER 31, 2002
T. ROWE PRICE(R)

REPORT HIGHLIGHTS
GROWTH & INCOME FUND

o The major stock indexes finished in negative territory for the third year in a row amid concerns about the struggling economy, corporate accounting scandals, and rising geopolitical tensions.

o The Growth & Income Fund declined during the 6- and 12 month periods ended December 31, 2002, modestly underperforming its benchmark index and peer funds. o The fund added a number of new holdings as the market's gyrations during the last six months offered many opportunities.

o    The  fund's  approach,   encompassing  both  growth-  and  income  oriented
     holdings, should help protect investors in a variety of economic scenarios.

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

FELLOW SHAREHOLDERS
     Although 2002 was widely expected to be the year that the bear went back into hibernation, it will instead be remembered as a year of scandals, large corporate bankruptcies, and numerous financial disappointments. The Dow Jones Industrial Average had its worst return since 1977, losing 15%, and every sector in the S&P 500 Stock Index declined. The once high-flying Nasdaq Composite finished the year down an astonishing 74% from its high in March 2000. Meanwhile, interest rates, which had been expected to rise, fell to even lower levels during the year as risk-averse investors sought the relative safety of high quality bonds.

PERFORMANCE COMPARISON
Periods Ended 12/31/02                     6 Months     12 Months
------------------------------------------------------------------
Growth & Income Fund                       -10.87%       -23.84%
...................................................................
S&P 500 Stock Index                        -10.30        -22.10
Lipper Large-Cap Core
Funds Index                                -10.13        -21.23
...................................................................
Lipper Growth & Income
Funds Index                                -10.15        -17.89
...................................................................

     In this difficult environment, your fund posted disappointing losses for both the year and the most recent six months, as shown in the table. Results slightly lagged the fund's market and peer-group benchmarks due to a few poorly performing stocks, especially in the health care sector. In addition, the fund's underweight position in some of the more defensive industries such as consumer staples hampered relative performance. Our overweight in financials offset some of the negative performance, however, as many banks and insurance companies produced good results due to the Fed's unprecedented series of rate cuts over the past two years and the biggest increase in insurance premiums in almost two decades.

     Although the fund trailed its peers over the past year, we are pleased to note that it performed well relative to its competitors over the past three difficult years. Lipper ranked the fund in the top 3% of the Lipper large-cap core funds universe for the three-year period ended December 31, 2002. (Based on total return, Lipper ranked the Growth & Income Fund 529 out of 933, 15 out of 727, 230 out of 489, and 73 out of 154 funds for the 1-, 3-, 5-, and 10 year periods ended December 31, 2002, respectively. Past performance cannot guarantee future results.) Since our last report, the management of your fund has changed. The fund's primary investment strategy will not be altered, nor do we anticipate a drastic turnover in stocks in the coming months. Of course, holdings may be added and eliminated as our core group of analysts seeks stocks with the highest potential returns for our shareholders. The former manager remains an important member of the fund's investment advisory committee.

MARKET ENVIRONMENT
     The U.S. economic picture remained somewhat mixed. While the trend of statistical data appears to be moving in a favorable direction, recovery in some parts of the economy was muted, especially in technology and telecommunications due to dampened capital spending by the country's largest companies. The big surprise in 2002 was the decline in interest rates, which spurred another record year in the housing market and also strong U.S. car sales (although profits in the auto industry have not kept pace with sales).

     The health of American consumers remains a key area of focus for us. Individual debt burdens are still high relative to income, and consumer bankruptcies exceeded the record set in 2001 by about 7%. Corporations remain highly leveraged as well, although many companies are issuing equity and trying to shore up their balance sheets to avoid future rating downgrades. We are also concerned about the impact of high oil prices, which have risen on the expectation of war in the Middle East, especially if prices remain high for some

     On October 31, 2002, Anna M. Dopkin became chairman of the Growth & Income Fund's Investment Advisory Committee with day-to-day responsibility for managing the portfolio and working with committee members in developing and executing the fund's investment program. Former manager Robert W. Sharps assumed new responsibilities, spearheading the firm's institutional large-cap growth business. Ms. Dopkin joined T. Rowe Price in 1996 as an investment analyst and was portfolio manager of the Financial Services Fund. Prior to joining T. Rowe Price, she worked at Goldman Sachs for six and a half years in the mortgage securities department in New York and London.

time. Other factors that could depress profits are rising costs for pensions, insurance, and health care and the expensing of stock options. However, as the economy resumes a more normal growth pattern, revenue growth should accelerate from depressed 2001 and 2002 levels, and we should see a positive impact from several quarters of heavy cost-cutting.

     The stock market  sell-off has been painful,  but there is a silver lining:
Valuations are as compelling as they have been in over a decade. Earnings quality is also on the mend, a factor that is critical to a recovering market. Importantly, we are beginning to see evidence that dividends are likely to play a larger role in funds such as yours as a result of changing corporate and investor attitudes. The passage of tax proposals that would reduce or eliminate the taxation of dividends for individuals would further enhance dividends' attractiveness.

PORTFOLIO REVIEW
     Corporate profits in the most economically sensitive industries fell short of expectations, and even traditionally defensive groups such as pharmaceuticals suffered due to the loss of blockbuster drugs to generic competitors, manufacturing woes, and accounting concerns.

     Nevertheless, several stocks in your fund did quite well in the second half of the year, including VODAFONE (one of the world's largest mobile telecommunications network companies), PHARMACIA (set to be acquired by PFIZER in the first half of 2003), CLEAR CHANNEL COMMUNICATIONS (a diversified media company focused on broadcasting, live entertainment, and outdoor advertising), and HEWLETT-PACKARD (whose integration with Compaq appears to be progressing near plan). Several of our financial holdings also performed well: SLM CORPORATION (the largest student lender), ST. PAUL COMPANIES (a property and casualty insurer), and WACHOVIA and COMERICA (regional banks that we purchased in the last six months with low valuations and low expectations by many investors).

     Some of the largest detractors in the last six months came from the health care universe. WYETH had issues with its highly profitable hormone replacement therapy drug franchise. CIGNA, a large health care and insurance provider, significantly lowered earnings projections for past poorly written business. Fortunately, we had sold some of our CIGNA before the large price decline, but we recently began to rebuild our position. Pfizer was another poor performer as investors adopted a wait-and-see attitude on its merger with Pharmacia. Given the large weighting we would have in the merged company, we trimmed some Pfizer. Nevertheless, we are intrigued with the power of the combined entity, which will have 10 separate blockbuster drugs, few of which face imminent generic competition.

     We had two major disappointments in retail: HOME DEPOT and TARGET sold off due to poor same-store sales comparisons, and additionally in Target's case, credit quality concerns. We eliminated a majority of our Target position and used the proceeds to purchase WAL-MART and KOHL'S, retailers with less credit quality exposure and good growth potential. On the other hand, we added to Home Depot, convinced that new management can ameliorate some of the issues hurting the retailer.

The following table was depicted as a pie chart in the printed material.

SECURITY DIVERSIFICATION
Reserves                      3%
Telecommunication Services    5%
Energy and Utilities          7%
Information Technology        9%
Industrials and Business
  Services and Materials     16%
Consumer                     16%
Health Care                  16%
Financials                   28%

Based on net assets as of 12/31/02.

     We also added and eliminated a few other companies as market gyrations provided interesting opportunities. Our biggest purchase of the second half was ABBOTT LABORATORIES, a diversified health care company that sells pharmaceuticals, diagnostic equipment, and nutritional products. The company recently received early approval on a promising rheumatoid arthritis drug that should drive acceler-ating earnings growth in 2004. We also added insurers SAFECO and UNUMPROVIDENt, value stocks that we think are in the early stages of improving fundamentals. Lastly, we initiated positions in AMERISOURCE BERGEN, a leading pharmaceutical distributor, and NORTHROP GRUMMAN, a major defense company. After large sell-offs, both stocks were reasonably priced, yet both companies should show double-digit earnings per share growth in 2003. We eliminated OMNICOM, ARCHSTONE-SMITH TRUST, FORD MOTOR, EL PASO CORPORATION, and GENERAL DYNAMICS on company or valuation concerns and trimmed some of our larger financial holdings, including CITIGROUP, FREDDIE MAC, and FANNIE MAE, to make room for new holdings.

STRATEGY UPDATE
     Our strategy is to create a diversified portfolio invested in every major market sector, with a focus on our best ideas and favoring the largest market capitalization segment. Using a team of analysts, we look for those ideas that offer the best total return potential (price performance and dividend yield) among both value and growth candidates. Our goal for the portfolio is to match or exceed the dividend yield of the broader market over all time periods.

     We keep our core holdings as long as their fundamentals are strong or, in the case of value stocks, trends appear to be stabilizing or improving. Valuations are expected to be reasonable relative to the broader market--we make exceptions only if our outlook is materially better than consensus expectations. We selectively sell or trim winners when valuations exceed our price targets with no sustainable catalysts. In addition, in almost all cases we will immediately sell a holding if our trust in management has been compromised or a situation becomes so opaque that we can no longer make a reasonable risk/reward assessment. This is not to say we don't take on risk (we do), but rather we hope to be well compensated over time by our deeper-value holdings, as these investments tend to take a while to recover.

     In general, we give careful consideration to maintaining average or below-average portfolio turnover. In the near term, however, portfolio turnover is expected to be modestly higher than normal due to the recent management change.

FINANCIAL PROFILE
                                     Growth &
As of 12/31/02                     Income Fund       S&P 500
-----------------------------------------------------------------
Average Company Yield                  1.9%            1.8%
..................................................................
Price/Book Ratio                       2.9X            3.2X
..................................................................
Price/Earnings Ratio
(2003 estimated EPS)*                 16.5X           16.7X
..................................................................
Historical Beta
(based on monthly
returns for 5 years)*                  0.83            1.00
..................................................................

* Source data: IBES. Forecasts are in no way indicative of future investment returns.

SUMMARY AND OUTLOOK
     We believe the economy is making progress despite declining consumer con-fidence and the weak Christmas retail environment. Inventory levels are relatively healthy versus a year ago. Corporations and managements seem more afraid to stretch their reported results because the consequences of such unethical behavior have become more severe. While unemployment has not improved much since 9/11, the absolute level remains relatively modest. Interest rates are also extremely low, allowing consumers to fund major purchases relatively easily. Inflation remains benign, and recent fiscal and monetary policies should bolster the economy in 2003 and 2004. Mounting geopolitical concerns are troubling and will likely weigh on the markets at least until some resolution of the Iraqi situation is achieved.

     Regardless, we believe the outlook for your fund is favorable for several reasons:

     o After another disappointing year for many companies, we think earnings expectations are reasonable in most industries. Upside earnings surprises, even off low bases, tend to favorably affect stock prices.

     o Many quality companies are down sharply from their highs, providing attractive buying opportunities.

     o Many of the companies we own generate substantial free cash flow and are focused more than ever on using this cash to improve their balance sheets rather than funding more speculative internal or external growth initiatives.

     o We expect the fund's yield to increase over time as more companies raise their payout ratios, especially if proposed tax legislation makes paying dividends more tax-efficient.

     o The fund remains conservatively positioned relative to the overall market, with price-to-book and P/E ratios lower than the S&P 500 and a dividend yield slightly higher.

We appreciate your confidence in T. Rowe Price and your continued support.

Respectfully submitted,

/s/

Anna M. Dopkin
Chairman of the fund's Investment Advisory Committee
January 20,   2003

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................
PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/02
--------------------------------------------------------------------------------
Citigroup                                                                   2.4%
Pfizer                                                                      2.0
Pharmacia                                                                   1.9
Verizon Communications                                                      1.9
Vodafone                                                                    1.9
.................................................................................
U.S. Bancorp                                                                1.9
Freddie Mac                                                                 1.8
Wyeth                                                                       1.8
Dow Chemical                                                                1.7
Bank of America                                                             1.7
.................................................................................
XL Capital                                                                  1.6
Viacom                                                                      1.6
Microsoft                                                                   1.6
Danaher                                                                     1.6
First Data                                                                  1.5
.................................................................................
Transocean                                                                  1.5
Mellon Financial                                                            1.4
Sysco                                                                       1.4
J.P. Morgan Chase                                                           1.3
Clear Channel Communications                                                1.3
.................................................................................
Home Depot                                                                  1.3
GE                                                                          1.3
American International Group                                                1.3
Comcast                                                                     1.2
Allstate                                                                    1.2
.................................................................................
Total                                                                      40.1%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................
PORTFOLIO HIGHLIGHTS

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/02
TEN LARGEST PURCHASES                 TEN LARGEST SALES
--------------------------------------------------------------------------------
Abbott Laboratories *                 Pfizer
State Street                          Target
SAFECO *                              CIGNA
UnumProvident *                       Citigroup
Schlumberger *                        Omnicom **
Northrop Grumman *                    Fannie Mae
Potash Corp./Saskatchewan             Wyeth
AmerisourceBergen *                   Archstone-Smith Trust **
Comerica *                            Freddie Mac
Wachovia *                            Viacom

 * Position added
** Position eliminated

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

The following table was depicted as a graph in the printed material.

               S&P              Lipper
               500            Large-Cap         Growth &
              Index        Core Funds Index    Income Fund
12/31/92      10000            10000              10000
12/31/93      11007.9          11141.4            11296.2
12/31/94      11153.3          11021.3            11279.3
12/31/95      15344.5          14521.1            14767.2
12/31/96      18867.7          17402.3            18553.3
12/31/97      25162.7          22487.9            22919.2
12/31/98      32353.8          28544.8            25202.9
12/31/99      39161.6          34068.1            26156.2
12/31/00      35594.9          31557.6            28501.1
12/31/01      31364.1          27507.4            27882.5
12/31/02      24432.4          21666.5            21234


AVERAGE ANNUAL COMPOUND TOTAL RETURN
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/02                  1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Growth & Income Fund                   -23.84%     -6.71%     -1.52%       7.82%
.................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................
                                  For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS

                                    Year
                                   Ended
                                12/31/02  12/31/01  12/31/00  12/31/99  12/31/98
NET ASSET VALUE
Beginning of period             $ 22.82   $ 24.44   $ 24.44   $ 26.25   $ 26.36

Investment activities
  Net investment income (loss)     0.17      0.25      0.34      0.49      0.55
  Net realized and
  unrealized gain (loss)          (5.57)    (0.83)     1.83      0.46      2.00

  Total from
  investment activities           (5.40)    (0.58)     2.17      0.95      2.55

Distributions
  Net investment income           (0.16)    (0.26)    (0.34)    (0.51)    (0.53)
  Net realized gain               (0.15)    (0.78)    (1.83)    (2.25)    (2.13)
  Total distributions             (0.31)    (1.04)    (2.17)    (2.76)    (2.66)

NET ASSET VALUE
END OF PERIOD                   $ 17.11   $ 22.82   $ 24.44   $ 24.44   $ 26.25

RATIOS/SUPPLEMENTAL DATA

TOTAL RETURN^                   (23.84)%   (2.17)%     8.97%     3.78%     9.96%

Ratio of total expenses to
average net assets                0.81%     0.81%      0.77%     0.77%     0.77%

Ratio of net investment
income (loss) to average
net assets                        0.84%     1.08%      1.35%     1.78%     2.03%

Portfolio turnover rate          44.7%     65.9%      80.3%     20.3%      20.5%
Net assets, end of period
(in millions)                     $1,675    $2,394    $2,989    $3,440    $3,563

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................
                                                               December 31, 2002


STATEMENT OF NET ASSETS                              Shares/Par            Value
                                                                    In thousands
COMMON STOCKS  97.1%

CONSUMER DISCRETIONARY  8.9%
HOTELS, RESTAURANTS & Leisure  0.4%
Starwood Hotels & Resorts Worldwide, REIT               295,000       $    7,003
                                                                           7,003

MEDIA  5.8%
AOL Time Warner *                                     1,060,000           13,886
Clear Channel Communications *                          575,000           21,442
Comcast, Class A *                                      867,950           20,457
Disney                                                  860,000           14,027
Viacom, Class B *                                       660,000           26,902
                                                                          96,714

MULTILINE RETAIL  1.1%
Kohl's *                                                110,000            6,154
Target                                                  230,000            6,900
Wal-Mart                                                100,000            5,051
                                                                          18,105

SPECIALTY RETAIL  1.6%
GAP                                                     397,000            6,162
Home Depot                                              892,000           21,372
                                                                          27,534
Total Consumer Discretionary                                             149,356

CONSUMER STAPLES  7.2%
BEVERAGES 1.6%
Coca-Cola                                               250,000           10,955
PepsiCo                                                 375,000           15,832
                                                                          26,787

FOOD & DRUG RETAILING  2.5%
Sysco                                                   800,000           23,832
Walgreen                                                645,000           18,828
                                                                          42,660

FOOD PRODUCTS  1.1%
Campbell Soup                                           200,000            4,694
General Mills                                           275,000           12,911
                                                                          17,605

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

                                                     Shares/Par            Value
                                                                    In thousands
HOUSEHOLD PRODUCTS  0.6%
Colgate-Palmolive                                       194,000       $   10,171
                                                                          10,171

PERSONAL PRODUCTS  0.3%
Gillette                                                183,000            5,556
                                                                           5,556
TOBACCO 1.1%
Philip Morris                                           450,000           18,239
                                                                          18,239

Total Consumer Staples                                                   121,018

ENERGY  6.5%
ENERGY EQUIPMENT & SERVICES  3.1%
Baker Hughes                                            575,000           18,509
Schlumberger                                            215,000            9,050
Transocean                                            1,060,000           24,592
                                                                          52,151
OIL & GAS 3.4%
BP ADR                                                  390,000           15,853
ChevronTexaco                                           245,000           16,287
Exxon Mobil                                             300,000           10,482
Marathon Oil                                            375,000            7,984
Royal Dutch Petroleum                                   131,000            5,767
                                                                          56,373

Total Energy                                                             108,524

FINANCIALS  28.4%
BANKS  8.5%
Bank of America                                         408,000           28,385
Bank of New York                                        391,000            9,368
Comerica                                                200,000            8,648
FleetBoston Financial                                   650,000           15,795
Mellon Financial                                        920,000           24,021
Northern Trust                                          370,000           12,969
U.S. Bancorp                                          1,465,000           31,087
Wachovia                                                203,000            7,397
Wells Fargo                                             115,000            5,390
                                                                         143,060

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

                                                     Shares/Par            Value
                                                                    In thousands
DIVERSIFIED FINANCIALS  10.7%
Citigroup                                             1,155,000       $   40,644
Fannie Mae                                              155,000            9,971
Franklin Resources                                      375,000           12,780
Freddie Mac                                             510,000           30,115
Goldman Sachs Group                                     217,000           14,778
J.P. Morgan Chase                                       900,000           21,600
Morgan Stanley                                          406,000           16,208
SLM Corporation                                         150,000           15,579
State Street                                            430,000           16,770
                                                                         178,445

INSURANCE 8.5%
Allstate                                                535,000           19,790
American International Group                            364,000           21,057
Berkshire Hathaway, Class A *                                50            3,638
Hartford Financial Services Group                       275,000           12,493
John Hancock Financial Services                         365,000           10,184
Marsh & McLennan                                        308,400           14,251
Prudential                                              145,000            4,602
SAFECO                                                  270,000            9,361
St. Paul Companies                                      116,200            3,957
Travelers Property Casualty, Class A *                  434,000            6,358
UnumProvident                                           526,000            9,226
XL Capital, Class A                                     350,000           27,037
                                                                         141,954

REAL ESTATE  0.7%
Equity Office Properties, REIT                          450,000           11,241
                                                                          11,241

Total Financials                                                         474,700

HEALTH CARE  15.4%
BIOTECHNOLOGY  0.4%
MedImmune *                                             250,000            6,793
                                                                           6,793

HEALTH CARE EQUIPMENT & SUPPLIES  1.9%
Baxter International                                    540,000           15,120
Biomet                                                  200,000            5,732
Guidant *                                               390,000           12,031
                                                                          32,883

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

                                                     Shares/Par            Value
                                                                    In thousands

HEALTH CARE PROVIDERS & SERVICES  3.2%
AmerisourceBergen                                       140,000       $    7,603
CIGNA                                                   183,000            7,525
HCA                                                     455,000           18,883
UnitedHealth Group,                                     230,000           19,205
                                                                          53,216

PHARMACEUTICALS  9.9%
Abbott Laboratories                                     322,000           12,880
Bristol-Myers Squibb                                    450,000           10,418
Eli Lilly                                               255,000           16,192
Johnson & Johnson                                       250,000           13,427
Pfizer                                                1,105,000           33,780
Pharmacia                                               775,000           32,395
Schering-Plough                                         750,000           16,650
Wyeth                                                   800,000           29,920
                                                                         165,662

Total Health Care                                                        258,554

INDUSTRIALS & BUSINESS SERVICES  11.5%
AEROSPACE & DEFENSE  1.2%
Honeywell International                                 514,500           12,348
Northrop Grumman                                         89,000            8,633
                                                                          20,981

AIR FREIGHT & LOGISTICS  1.0%
UPS, Class B                                            260,000           16,401
                                                                          16,401

BUILDING PRODUCTS  0.9%
Masco                                                   750,000           15,788
                                                                          15,788

COMMERCIAL SERVICES & SUPPLIEs  2.7%
Concord EFS *                                           775,000           12,198
First Data                                              720,000           25,495
Paychex                                                 275,000            7,673
                                                                          45,366

INDUSTRIAL CONGLOMERATES  1.7%
GE                                                      875,000           21,306
Tyco International                                      385,000            6,576
                                                                          27,882

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

                                                     Shares/Par            Value
                                                                    In thousands
MACHINERY 1.9%
Danaher                                                 405,000       $   26,609
Deere                                                   120,000            5,502
                                                                          32,111

ROAD & RAIL  2.1%
Burlington Northern Santa Fe                            575,000           14,956
Union Pacific                                           325,000           19,457
                                                                          34,413

Total Industrials & Business Services                                    192,942

INFORMATION TECHNOLOGY  7.8%
COMMUNICATIONS EQUIPMENT  1.5%
Cisco Systems *                                         950,000           12,445
Nokia ADR                                               810,000           12,555
                                                                          25,000

COMPUTER PERIPHERALS  2.3%
Dell Computer *                                         150,000            4,011
Hewlett-Packard                                         864,000           14,999
Lexmark International, Class A *                        310,000           18,754
                                                                          37,764

INTERNET SOFTWARE & SERVICES  0.2%
Yahoo! *                                                200,000            3,270
                                                                           3,270

SEMICONDUCTOR EQUIPMENT & PRODUCTS  1.8%
Analog Devices *                                        530,000           12,651
Maxim Integrated Products                               400,000           13,216
Texas Instruments                                       340,000            5,104
                                                                          30,971

SOFTWARE 2.0%
Adobe Systems                                           272,000            6,746
Microsoft *                                             515,000           26,625
                                                                          33,371

Total Information Technology                                             130,376

MATERIALS 4.7%
Chemicals 2.7%
Dow Chemical                                            978,000           29,047
Potash Corp./Saskatchewan                               265,000           16,851
                                                                          45,898

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

                                                     Shares/Par            Value
                                                                    In thousands

METALS & MINING  1.4%
Alcoa                                                   750,000       $   17,085
Newmont Mining                                          200,000            5,806
                                                                          22,891

PAPER & FOREST PRODUCTS  0.6%
International Paper                                     300,000           10,491
                                                                          10,491

Total Materials                                                           79,280

TELECOMMUNICATION SERVICES  5.3%
DIVERSIFIED TELECOMMUNICATION SERVICES  3.4%
AT&T                                                    536,600           14,010
SBC Communications                                      398,000           10,790
Verizon Communications                                  825,000           31,969
                                                                          56,769

WIRELESS TELECOMMUNICATION SERVICES  1.9%
Vodafone ADR                                          1,750,000           31,710
                                                                          31,710

Total Telecommunication Services                                          88,479

UTILITIES  0.2%
ELECTRIC UTILITIES  0.2%
Pinnacle West Capital                                   100,000            3,409

Total Utilities                                                            3,409
Total Miscellaneous Common Stocks 1.2%                                    19,536
Total Common Stocks (Cost  $1,561,210)                                 1,626,174

CONVERTIBLE BONDS  0.2%
GAP, Sr. Notes, 144A, 5.75%, 3/15/09                  3,315,000            4,155
Total Convertible Bonds (Cost  $3,315)                                     4,155

SHORT-TERM INVESTMENTS  2.7%
MONEY MARKET FUND  2.7%
T. Rowe Price Reserve Investment Fund, 1.53% #       45,664,501           45,665

Total Short-Term Investments (Cost  $45,665)                              45,665

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

                                                                           Value
                                                                    In thousands
TOTAL INVESTMENTS IN SECURITIES

100.0% of Net Assets (Cost $1,610,190)                                $1,675,994

Other Assets Less Liabilities                                              (802)

NET ASSETS                                                            $1,675,192
NET ASSETS CONSIST OF:

Undistributed net investment income (loss)                            $      573
Undistributed net realized gain (loss)                                  (90,764)
Net unrealized gain (loss)                                                65,804
Paid-in-capital applicable to
 97,928,013 shares of $0.01 par
 value capital stock outstanding;
 500,000,000 shares authorized                                         1,699,579

NET ASSETS                                                            $1,675,192

NET ASSET VALUE PER SHARE                                             $    17.11

#    Seven-day yield
*    Non-income producing
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers; the total of such securities at period-end amounts to $4,155,000 and represents 0.2% of net assets.
ADR  American Depository Receipts
REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial  statements.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

STATEMENT OF OPERATIONS
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/02
INVESTMENT INCOME (LOSS)
Income
  Dividend                                                            $   31,701
  Interest                                                                 1,079
  Total income                                                            32,780
Expenses
  Investment management                                                   11,391
  Shareholder servicing                                                    4,385
  Custody and accounting                                                     175
  Prospectus and shareholder reports                                         155
  Proxy and annual meeting                                                    37
  Registration                                                                36
  Legal and audit                                                             16
  Directors                                                                   16
  Miscellaneous                                                               15
  Total expenses                                                          16,226
  Expenses paid indirectly                                                 (105)
  Net expenses                                                            16,121
Net investment income (loss)                                              16,659

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities                                                            (90,805)
  Written options                                                            117
  Net realized gain (loss)                                              (90,688)
Change in net unrealized gain (loss) on securities                     (487,984)
Net realized and unrealized gain (loss)                                (578,672)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $(562,013)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

STATEMENT OF CHANGES IN NET ASSETS
In thousands
                                                                            Year
                                                                           Ended
                                                         12/31/02       12/31/01
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                        $    16,659    $    27,821
  Net realized gain (loss)                               (90,688)        150,028
  Change in net unrealized gain (loss)                  (487,984)      (235,823)
  Increase (decrease) in net assets from
operations                                              (562,013)       (57,974)
Distributions to shareholders
  Net investment income                                  (16,086)       (28,410)
  Net realized gain                                      (15,649)       (89,913)
  Decrease in net assets from
distributions                                            (31,735)      (118,323)
Capital share transactions *
  Shares sold                                             165,471        225,176
  Distributions reinvested                                 30,623        115,060
  Shares redeemed                                       (321,591)      (758,730)
  Increase (decrease) in net assets from capital
  share transactions                                    (125,497)      (418,494)

NET ASSETS

Increase (decrease) during period                       (719,245)      (594,791)
Beginning of period                                     2,394,437      2,989,228

END OF PERIOD                                         $ 1,675,192    $ 2,394,437

*Share information
    Shares sold                                             8,456          9,705
    Distributions reinvested                                1,537          5,209
    Shares redeemed                                      (16,976)       (32,326)
    Increase (decrease) in shares outstanding             (6,983)       (17,412)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................
                                                               December 31, 2002

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
     T. Rowe Price Growth & Income Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 the 1940 Act) as a diversified, open-end management investment company and commenced operations on December 21, 1982. The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     VALUATION EQUITY securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices for domestic securities and the last quoted sale price for international securities. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are valued at amortized cost in local
     currency,   which  approximates  fair  value  when  combined  with  accrued interest.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the closing bid and ask prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for financial reporting purposes.

     EXPENSES PAID INDIRECTLY Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Total expenses in the accompanying statement of operations are presented before reduction for rebates and credits, which totaled $105,000 and $0, respectively, for the year ended December 31, 2002.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.

NOTE 2 - INVESTMENT TRANSACTIONS
     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     OPTIONS Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received during the year ended December 31, 2002, were as follows:

                                                        NUMBER OF
                                                        CONTRACTS       PREMIUMS

     Written                                                1,000     $  117,000
     Expired                                              (1,000)      (117,000)

     Outstanding at end of period                               -     $        -


     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $881,752,000 and $1,028,858,000, respectively, for the year ended December 31, 2002.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

NOTE 3 - FEDERAL INCOME TAXES
     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted.

     Distributions during the year ended December 31, 2002 were characterized as follows for tax purposes:

     Ordinary income                                     $      16,086,000
     Long-term capital gain                                     15,649,000

     Total distributions                                 $      31,735,000

     At December 31, 2002, the tax-basis components of net assets were as follows:

     Unrealized appreciation                             $     273,649,000
     Unrealized depreciation                                 (207,845,000)
     Net unrealized appreciation (depreciation)                 65,804,000
     Undistributed ordinary income                                 573,000
     Capital loss carryforwards                               (90,764,000)
     Paid-in capital                                         1,699,579,000

     Net assets                                          $   1,675,192,000

     The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. As of December 31, 2002, the fund had $90,764,000 of capital loss carryforwards that expire in 2010.

     For the year ended December 31, 2002, the fund recorded the following permanent reclassifications to reflect tax character. Result of operations and net assets were not affected by these reclassifications.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

     Undistributed net realized gain                            $      (153,000)
     Paid-in capital                                                     153,000

     At December 31, 2002, the cost of investments for federal income tax purposes was $1,610,190,000.

NOTE 4- RELATED PARTY TRANSACTIONS
     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At December 31, 2002, the effective annual group fee rate was 0.32%, and investment management fee payable totaled $834,000.

     In  addition,  the fund has  entered  into  service  agreements  with Price
     Associates and two wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccouting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $3,098,000 for the year ended December 31, 2002, or which $294,000 was payable at period end.

     The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

     Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31,2002, the fund was allocated $633,000 of Spectrum Funds' expenses, of which $156,000 related to services provided by Price and $20,000 was payable at period-end. At December 31, 2002, approximately 13% of the outstanding shares of the fund were held by the Spectrum Funds.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2002, totaled $611,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE GROWTH & INCOME FUND
................................................................................

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE GROWTH & INCOME FUND, INC.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth & Income Fund, Inc. (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP
     Baltimore, Maryland

     January 21, 2003

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

     TAX INFORMATION  (UNAUDITED)  FOR THE TAX YEAR ENDED 12/31/02

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     o $15,649,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate  shareholders,  $16,659,000 of the fund's  distributed income
     and  short-term   capital  gains   qualified  for  the   dividends-received
     deduction.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

ABOUT THE FUND'S DIRECTORS AND OFFICERS

     Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (OT. Rowe PriceO); OinsideO directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

NAME
(DATE OF BIRTH)               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
YEAR ELECTED*                 AND OTHER DIRECTORSHIPS OF PUBLIC COMPANIES

Anthony W. Deering            Director, Chairman of the Board, President, and
(1/28/45)                     Chief Executive Officer, The Rouse Company,
2001                          real estate developers

Donald W. Dick, Jr.           Principal, EuroCapital Advisors, LLC, an
(1/27/43)                     acquisition and management advisory firm
1982

David K. Fagin                Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                      Golden Star Resources Ltd., and Canyon Resources
1994                          Corp. (5/00 to present); Chairman and President,
                              Nye Corp.

F. Pierce Linaweaver          President, F. Pierce Linaweaver & Associates,
(8/22/34)                     Inc., consulting environmental and civil engineers
2001

Hanne M. Merriman             Retail Business Consultant; Director, Ann Taylor
(11/16/41)                    Stores Corp., Ameren Corp., Finlay Enterprises,
1994                          Inc., The Rouse Company, and US Airways Group,Inc.

John G. Schreiber             Owner/President, Centaur Capital Partners, Inc., a
(10/21/46)                    real estate investment company; Senior Advisor
2001                          and Partner, Blackstone Real Estate Advisors, L.P.
                              Director, AMLI Residential Properties Trust, Host
                              Marriott Corp., and The Rouse Company

Hubert D. Vos                 Owner/President, Stonington Capital Corp., a
(8/2/33)                      private investment company
1994

Paul M. Wythes                Founding Partner, Sutter Hill Ventures, a  venture
(6/23/33)                     capital limited partnership, providing equity
1982                          capital to young high-technology companies
                              throughout the United States; Director, Teltone
                              Corp.

* Each independent director oversees 105 T. Rowe Price portfolios and serves until the election of a successor.

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

INSIDE DIRECTORS

NAME
(DATE OF BIRTH)
YEAR ELECTED**
[NUMBER OF T. ROWE PRICE      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
PORTFOLIOS OVERSEEN]          OTHER DIRECTORSHIPS OF PUBLIC COMPANIES

James A.C. Kennedy            Director and Vice President, T. Rowe Price and
(8/15/53)                     T. Rowe Price Group, Inc.
1997
[37]

James S. Riepe                Director and Vice President, T. Rowe Price; Vice
(6/25/43)                     Chairman of the Board, Director, and Vice
1982                          President, T. Rowe Price Group, Inc.; Chairman of
[105]                         the Board and Director, T. Rowe Price Global Asset
                              Management Limited, T. Rowe Price Investment
                              Services, Inc., T. Rowe Price Retirement Plan
                              Services, Inc., and T. Rowe Price Services, Inc.;
                              Chairman of the Board, Director, President, and
                              Trust Officer, T. Rowe Price Trust Company;
                              Director, T. Rowe Price International, Inc., and
                              T. Rowe Price Global Investment Services Limited;
                              Chairman of the Board, Growth & Income Fund

M. David Testa                Chief Investment Officer, Director, and Vice
(4/22/44)                     President, T. Rowe Price; Vice Chairman of the
1994                          Board, Chief Investment Officer, Director, and
[105]                         Vice President, T. Rowe Price Group, Inc.;
                              Director, T. Rowe Price Global Asset Management
                              Limited, T. Rowe Price Global Investment Services
                              Limited, and T. Rowe Price International, Inc.;
                              Director and Vice President, T. Rowe Price Trust
                              Company

* Each inside director serves until the election of a successor.

OFFICERS

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                 PRINCIPAL OCCUPATION(S)

Stephen W. Boesel (12/28/44)             Vice President, T. Rowe Price, T. Rowe
Vice President,                          Price Group, Inc., and T. Rowe Price
Growth & Income Fund                     Trust Company

Joseph A. Carrier (12/30/60)             Vice President, T. Rowe Price,
Treasurer,                               T. Rowe Price Group, Inc., and T. Rowe
Growth & Income Fund                     Price Investment Services, Inc.

Arthur B. Cecil III (9/15/42)            Vice President, T. Rowe Price and
Vice President,                          T. Rowe Price Group, Inc.
Growth & Income Fund

Giri Devulapally (11/18/67)              Vice President, T. Rowe Price and
Vice President,                          T. Rowe Price Group, Inc.
Growth & Income Fund

Anna M. Dopkin (9/5/67)                  Vice President, T. Rowe Price and
President,                               T. Rowe Price Group, Inc.
Growth & Income Fund

T. ROWE PRICE GROWTH & INCOME FUND
.................................................................................

OFFICERS (CONTINUED)

NAME (DATE OF BIRTH)
TITLE AND FUND(S) SERVED                 PRINCIPAL OCCUPATION(S)

Michael W. Holton (9/25/68)              Vice President, T. Rowe Price and
Vice President,                          T. Rowe Price Group, Inc.
Growth & Income Fund

Henry H. Hopkins (12/23/42)              Director and Vice President, T. Rowe
Vice President,                          Price Group, Inc., T. Rowe Price
Growth & Income Fund                     Investment Services, Inc., T. Rowe
                                         Price Services, Inc., and T. Rowe Price
                                         Trust Company; Vice President, T. Rowe
                                         Price, T. Rowe Price International,
                                         Inc., and T. Rowe Price Retirement Plan
                                         Services, Inc.

J. Jeffrey Lang (1/10/62)                Vice President, T. Rowe Price and
Vice President,                          T. Rowe Price Trust Company
Growth & Income Fund

David M. Lee (11/13/62)                  Vice President, T. Rowe Price and
Vice President,                          T. Rowe Price Group, Inc.
Growth & Income Fund

Patricia B. Lippert (1/12/53)            Assistant Vice President,T. Rowe Price
Secretary,                               and T. Rowe Price Investment
Growth & Income Fund                     Services, Inc.

David S. Middleton (1/18/56)             Vice President, T. Rowe Price,
Controller,                              T. Rowe Price Group, Inc., and
Growth & Income Fund                     T. Rowe Price Trust Company

Karen M. Regan (4/16/67)                 Assistant Vice President, T. Rowe Price
Vice President,
Growth & Income Fund

Jeffrey Rottinghaus (2/20/70)            Employee, T. Rowe Price; formerly
Vice President,                          Information Technology Consultant,
Growth & Income Fund                     Kelly Lewey & Associates (to 1999);
                                         Student, The Wharton School,
                                         University of Pennsylvania (to 2001)

Robert W. Sharps (6/10/71)               Vice President, T. Rowe Price and
Vice President,                          T. Rowe Price Group, Inc.
Growth & Income Fund

Robert W. Smith (4/11/61)                Vice President, T. Rowe Price,
Vice President,                          T. Rowe Price Group, Inc., and
Growth & Income Fund                     T. Rowe Price International, Inc.

R. Candler Young (9/28/71)               Vice President, T. Rowe Price and
Vice President,                          T. Rowe Price Group, Inc.; formerly
Growth & Income Fund                     Investment Banking Summer Associate,
                                         Goldman Sachs & Company (to 1999)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

T. ROWE PRICE MUTUAL FUNDS
.................................................................................

STOCK FUNDS                BLENDED ASSET FUNDS        MONEYMARKET FUNDS
DOMESTIC                   (CONTINUED)                TAXABLE
Blue Chip Growth*          Retirement 2020            Prime Reserve
Capital Appreciation       Retirement 2030            Summit Cash Reserves
Capital Opportunity        Retirement 2040            U.S. Treasury Money
Developing Technologies    Retirement Income          TAX-FREE
Diversified Small-Cap      Tax-Efficient Balanced     California Tax-Free Money
 Growth                                               Maryland Tax-Free Money
Dividend Growth            BOND FUNDS                 New York Tax-Free Money
Equity Income*             DOMESTIC TAXABLE           Summit Municipal
Equity Index 500           Corporate Income             Money Market
Extended Equity Market     GNMA                       Tax-Exempt Money
 Index                     High Yield*
Financial Services         Inflation Protected Bond   INTERNATIONAL/
Growth & Income            New Income*                GLOBAL FUNDS
Growth Stock*              Short-Term Bond            STOCK
Health Sciences            Spectrum Income            Emerging Europe &
Media & Telecommuni-       Summit GNMA                  Mediterranean
 cations                   U.S. Bond Index            Emerging Markets Stock
Mid-Cap Growth*            U.S. Treasury Intermediate European Stock
Mid-Cap Value*             U.S. Treasury Long-Term    Global Stock
New America Growth         DOMESTIC TAX-FREE          Global Technology
New Era                    California Tax-Free Bond   International Discovery
New Horizons               Florida Intermediate       International Equity Index
Real Estate                 Tax-Free                  International Growth
Science & Technology*      Georgia Tax-Free Bond        & Income*
Small-Cap Stock*           Maryland Short-Term        International Stock*
Small-Cap Value*            Tax-Free Bond             Japan
Spectrum Growth            New Jersey Tax-Free Bond   Latin America
Tax-Efficient Growth       New York Tax-Free Bond     New Asia
Tax-Efficient Multi-Cap    Summit Municipal Income    Spectrum International
 Growth                    Summit Municipal Income    BOND
Total Equity Market Index  Summit Municipal           Emerging Markets Bond
Value*                      Intermediate              International Bond*
                           Tax-Free High Yield
BLENDED ASSET FUNDS        Tax-Free Income*
Balanced                   Tax-Free Intermediate Bond
Personal Strategy          Tax-Free Short-Intermediate
 Balanced                  Virginia Tax-Free Bond
Personal Strategy Growth
Personal Strategy Income
Retirement 2010

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

+    Closed to new investors.

++ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price Investment Services, Inc. 100 East Pratt Street
Baltimore, MD 21202
29149                                                          F54-050  12/31/02